800.772.5657 / www.sharpsinc.com

Sharps Compliance Corp.
NASDAQ: SMED
Barrington Research
Growth Conference
September 7, 2011
Diana P. Diaz
Vice President and
Chief Financial Officer
David Tusa
Chief Executive Officer
and President

800.772.5657 / www.sharpsinc.com

Safe Harbor Statement
These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
The words “believe”, “estimate”, “anticipate”, “project” and “expect” and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the effectiveness of the Company’s strategy and other factors disclosed in the Company’s periodic reports filed with the
Securities and Exchange Commission. Consequently, such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

800.772.5657 / www.sharpsinc.com

Sharps Compliance
NASDAQ: SMED
Market capitalization   $61.35 million
Recent price    $4.09
52-week range    $6.19 - $2.66
Avg. daily trading volume (3 mos.) 70,205
Market data as of August 30, 2011, ownership as of most recent filing
Fiscal Year-End  June 30th
Total shares outstanding 15.0 million
Ownership:
 • Institutional   18%
 • Insider   16%
Sharps Compliance is a leading, fully integrated provider of cost-effective management solutions for medical waste,
used healthcare materials, and unused dispensed
medications utilizing the USPS or UPS.
Our strategy is to capitalize on our leadership position and continue to penetrate the estimated $2.8 billion market opportunity.

Sources: www.statescape.com; individual state websites 08.26.11

SHARPS
Medical Professional Sharps Disposal By Mail System

COMPLETE NEEDLE

800.772.5657 / www.sharpsinc.com
SHARPS Compliance, Inc.

Sharps Recovery System™
♦ Proposed or enacted legislation covers 43% of the U.S.
 population (18 states plus D.C.)
 Sharps Disposal Legislation for Self-Injectors
Medical Professional
Sharps Recovery System™
Sharps Recovery
System™
$1 Billion Unregulated Market Opportunity
♦ Estimated 3 billion used syringes annually
 disposed of outside of the hospital setting(1)
♦ Would require 30 to 50 million mail-backs per year
Medical Waste Disposal
$800 Million Regulated Market Opportunity
♦ Includes professional market, retail pharmacy flu
 shot market, and assisted living / long-term care
(1) Source: Centers for Disease Control and Prevention
Complete Needle™
Collection and
Disposal System
States with sharps legislation or regulations in place
States with specific guidelines or pending legislation
States with no legislation but encourage proper disposal

NOW AVAILABLE
TAKEAWAY
UNUSED MEDICATION
Disposal

Sources: www.statescape.com; individual state websites 08.26.11

800.772.5657 / www.sharpsinc.com

SHARPS Compliance, Inc.

TakeAway Environmental Return System™
♦ Proposed or enacted legislation covers 65% of the U.S.
 population (29 states plus D.C.)
 Unused Medication Disposal Legislation
$1 Billion Market Opportunity
♦ 40% of dispensed medications from 4 billion
 prescriptions go unused annually
♦ Estimated 200 million pounds of medications
 go unused each year(1)
Unused Medication Disposal
(1) Associated Press Investigative Report
States which introduced legislation
States with legislation in place

800.772.5657 / www.sharpsinc.com

Vertically Integrated Solutions Provider
SharpsTracer™
MedTracer™
Fully integrated including manufacturing, assembly, distribution, treatment, online tracking and customer reporting
Two manufacturing, assembly,
and distribution facilities:
Texas and Georgia
Regulatory compliant tracking and
documentation system: provides
proof of receipt and treatment
✓ Secured treatment facility with an incinerator and autoclave
✓ Licensed law enforcement official onsite for the witnessed destruction of unused and over-the-counter medications
✓ PELLA-DRX™

Walgreens RediClinic Kroger RITE AID CVS/pharmacy

800.772.5657 / www.sharpsinc.com
SHARPS Compliance, Inc.

Key Markets: Retail Pharmacies
✓ Unused medication
 envelope solution now
 has a shelf presence in
 some of the nation’s
 largest drug chains
✓ Drives foot traffic and
 customer interaction
✓ Introduced to retail market
 in September 2010
✓Total Market Opportunity:
 $40 million
 (TakeAway envelope only)
Sharps Recovery
System™
TakeAway
Environmental
Return System™
✓ Support the proper
 disposal of syringes
 used to administer
 flu shots and other
 immunizations
✓ Growing percentage of
 flu shots administered
 in the retail setting
✓ Changing healthcare
 delivery system
✓ Flu Shot Market
 Opportunity: $50 million
Complete Needle™
Collection and
Disposal System
✓ Focused on the traditional
 under-served home injector
✓ Two offerings in one:
 - Containment to protect
 individual and family
 - Optional disposal feature
to protect community,
solid waste workers,
and environment
✓ Convenience within retail
 channel
✓ Introduced to retail market
 in August 2011
Expansion from business-to-business to business-to-consumer

Key Markets: Pharmaceutical Manufacturers
Pharmaceutical manufacturers
of self-injectible medications
are focused on:
✓ Product differentiation
✓ Improved interaction with patients
✓ Creating a touch point for patient
 follow-up and improved therapy
 outcomes
Sharps awarded patient
support programs from two
top 20 pharmaceutical
manufacturers:
✓ Combined value of over $2 million
 annually
✓ Program scheduled to launch in
 December 2011 quarter and roll
 out over following six- to nine-
 month period
Recent wins
for Sharps

800.772.5657 / www.sharpsinc.com

Key Markets: Professional
Sharps Recovery System™
✓ Support the proper disposal of medical waste generated in
 physician, dental, veterinarian and other service-related practices
✓ Regulated industry
✓ Estimated 800,000 professional offices across the U.S.
✓ Total Market Opportunity: $600 million
 Launched inside sales initiative in January 2010
Driving
Awareness
Recurring
Revenue
Opportunities
Educating
the
Market
 Launched new website and corresponding
 promotional activity in mid July 2011

800.772.5657 / www.sharpsinc.com

Key Markets: Core Government
VA’s pharmacy services division serves over 5.5 million veterans each year
♦ Launched February 2010 in four state region
♦ Provided medical waste and unused medication disposal solutions
♦ Program expanded to eight geographic regions due to positive response
♦ Pilot winding down as VA evaluates a broad roll-out program to make solutions available across all regions
♦ Opportunity for strong recurring revenue stream
♦ Estimated market opportunity: $35 million
U.S. Department of Veterans Affairs
Innovative Pilot
Program
Sharps Recovery System™
TakeAway Environmental Return
System™
&

800.772.5657 / www.sharpsinc.com

Key Markets: Government Contracts
♦ Rapid-deployment solution in the event of an emergency
♦ Increasingly recognized part of emergency preparedness program
♦ Full service outsourced solution
♦ Initial $40 million government program
  - Product build-out phase completed
  - Completed first option year at $1.6 million
  - Subsequent three years at $3.0 million per year
Sharps Proprietary Medical Waste Management System
Opportunity to
expand to cover
more people and
to cover unused
medications
Sharps Recovery System™

Direct Sales

- Experienced sales force - 6 employees
- Target sales opportunities > $0.5 million

Inside Sales

- 13 employees - could double staff level over next year
- Educating the small quantity generator market

Website / eCommerce

- Launched mid-July 2011

- Solid lead generation
- Improved marketing
- Online order management
- Build logic and robust eCommerce capabilities

800.772.5657 / www.sharpsinc.com

SHARPS Compliance, Inc.

Channels to Market
Retail
Hospitality
Assisted living
Commercial / Industrial
Pharmaceutical
Manufacturers
Government
Managed Care
Organizations
Dentists
Doctors
Veterinarians
Home
Healthcare
Pharmacies
 Increased Brand Awareness

800.772.5657 / www.sharpsinc.com

Financial Highlights

800.772.5657 / www.sharpsinc.com
SHARPS Compliance, Inc.

Solid Business Model
Recurring
Revenue
Early Market
Penetration
First Mover
Advantage
Unique
Operating
Leverage

Commercial / Industrial 4.7%
Other 15.7%
Assisted Living / Hospitality 9.1%
Retail 8.5%
Pharmaceutical 6.7%
Home Healthcare 55.3%
US Government Contract 10.7%
Other 8.3%
Assisted Living/Hospitality 6.6%
Home Health Care 35.1%
Professional 10.3%
Core Government 3.6%
Pharmaceutical 1.6%
Retail 23.8%

800.772.5657 / www.sharpsinc.com
SHARPS Compliance, Inc.

Billings by Markets Segment
FY 2008 Billings
$13.2 million

Government Contract
Core Business (recurring revenue markets)
$12.0
$12.8
$6.0
$14.3
$23.2
$16.0
$2.1
$17.3
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011

41.9%
39.8%
51.5%
60.4%
32.1%
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011

6.1%
0.0%
19.6%
36.8%
-18.4%
FY 2007
FY 2008
FY 2009*
FY 2010
FY 2011**

$0.8
$0.0
$3.1
$9.4
-$2.3
FY 2007
FY 2008
FY 2009*
FY 2010
FY 2011**

800.772.5657 / www.sharpsinc.com

SHARPS Compliance, Inc.

Core Revenue
($ in millions)
$39.2
$19.4
$20.3
Gross Margin
Operating Margin
Net Income
Full Fiscal Year Results
* Excludes special charge of $512 thousand and, for net income, an unusual tax benefit of $1.8 million.
** Excludes Q1 FY 2011 special charge of $570 thousand and Q4 FY 2011 unusual expenses of $398 thousand

Government Contract
Core Business (recurring revenue markets)
$0.4
$3.8
$0.4
$0.4
$0.6
$3.9
$0.7
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11

29.4%
34.6%
26.6%
31.2%
35.3%
Q4 FY10
Q1 FY11
Q2 FY11
Q3 FY11
Q4 FY11

-38.2%
-12.5%
-26.0%
-24.7%
-11.9%
Q4 FY10
Q1 FY11*
Q2 FY11
Q3 FY11
Q4 FY11**

-$1.1
-$0.4
-$0.8
-$0.7
-$0.4
Q4 FY10
Q1 FY11*
Q2 FY11
Q3 FY11
Q4 FY11**

800.772.5657 / www.sharpsinc.com

SHARPS Compliance, Inc.

Core Revenue
Gross Margin
Operating Margin
Net Income
Quarterly Performance
($ in millions)
$4.3
$4.8
$4.2
* Excludes Q1 FY2011 special charge of $570 thousand  ** Excludes Q4 FY 2011 unusual expenses of $398 thousand
$4.6
$5.0
$4.5
$4.2
$5.2

800.772.5657 / www.sharpsinc.com
SHARPS Compliance, Inc.

(As of and for the period ending June 30, 2011)
Strong Balance Sheet
No debt
as of
6/30/11
Cash and
Cash
Equivalents
$18.3M
Shareholder
Equity
Growth
Q4 09 vs. Q4 11
170%
Line of
Credit
$5.0M

PELLA-DRX™

✓Potential additional revenue stream

800.772.5657 / www.sharpsinc.com

SHARPS Compliance, Inc.

Waste Conversion Process™
✓No landfills required
✓Creates a useful raw material
✓Safe - 99.999% sterilized, and completely safe to handle
✓Environmentally responsible - reduces carbon footprint
✓Facilitates corporate environmental initiatives
✓Significant differentiator for the Company
Patent-pending process, transforms medical waste into a new, clean, raw material ideally suited for energy intensive industries like cement, lime, steel and power plants

- Estimated $2.8 billion market opportunity
- First mover advantage
- Increased state and federal regulatory drivers
- Vertically integrated full-service operations
- Highly scalable business model with operating leverage
- Proven experienced management team

800.772.5657 / www.sharpsinc.com

SHARPS Compliance, Inc.

Investment Highlights

800.772.5657 / www.sharpsinc.com

Supplemental Information

Designed for individual consumers, communities and facilities, such as pharmacies, assisted living facilities, long-term care facilities, mail-order pharmacies and correctional operations, to manage their unused dispensed medications (other than controlled substances). This solution consists of customized containment, transportation, destruction or conversion and tracking services. The Company's proprietary tracking system, MedsTracer™, is designed for tracking unused dispensed medications.

SHARPS Compliance, Inc.

800.772.5657 / www.sharpsinc.com

Definitions
• Sharps Recovery System™ (formerly Sharps Disposal by Mail System®)
A cost-effective and comprehensive solution for the containment, transportation, treatment and tracking of medical waste and used healthcare materials such as hypodermic needles, lancets, and other used healthcare materials. The solution offering is ideal for individuals who self-inject or medical facilities generating small quantities of medical waste.
• TakeAway Environmental Return System™
• Complete Needle™ Collection & Disposal System
A comprehensive solution focused on the traditional under-served home self-injector required to regularly use needles or syringes for their health and well-being, such as people with diabetes. The Complete Needle™ Collection and Disposal
System is actually two offerings in one. First, the product provides the individual self-injector with a reasonably priced containment solution designed to protect self-injectors and their family members. Second, the product includes an optional disposal feature utilizing the USPS designed to protect the individual’s community, solid waste workers and the environment. Our solution offers significant convenience as it utilizes the same delivery channel, the retail pharmacy, that the self-injector typically uses to obtain medications, for example insulin, and needles or syringes. Our solution is also designed to enhance the interactions between the pharmacist and the individual thereby creating counseling opportunities and possibly better treatment outcomes.

800.772.5657 / www.sharpsinc.com

Definitions
Sharps®MWMS™ - Sharps Medical Waste Management System™
A comprehensive solution which includes an array of services and products necessary to effectively collect, store, transport, treat, document and audit medical waste and dispensed unused medications generated in a large scale or catastrophic situation. The system, which is designed for rapid deployment in emergency situations, features the Sharps
Recovery System™ and TakeAway Environmental Return System™ products combined with warehousing, inventory management, training, data and other services necessary to provide a comprehensive portable solution.
Sharps®MWMS™ is designed to be an integral part of governmental and commercial emergency preparedness programs for large scale or catastrophic situations such as natural disasters, pandemics, terrorist events or other national emergencies.